Filed Pursuant to
Rule 497(e) under the
Securities Act of 1933.


THE MILESTONE FUNDS TREASURY OBLIGATIONS PORTFOLIO

Supplement dated November 24, 1997
to the Financial Shares Prospectus dated
March 31, 1997


The following information replaces information contained in the section of the Fund's Prospectus entitled "PROSPECTUS SUMMARY - PORTFOLIO HIGHLIGHTS - Financial Shares":

Financial Shares. This prospectus offers Financial Shares of the Treasury Obligations Portfolio through Milestone Capital Management, L.P. (see "Management"). The Treasury Obligations Portfolio (the "Portfolio") is a money market fund that invests only in U.S. Treasury obligations and repurchase agreements fully collateralized by U.S. Treasury obligations. Financial Shares are designed primarily for use by large institutional investors. The Portfolio also offers Institutional Shares, Investor Shares, Service Shares and Premium Shares by separate prospectus. Institutional Shares and Investor Shares are subject to different expenses that affect their performance. For further information about Institutional Shares, Investor Shares, Service Shares and Premium Shares call (800) 941-MILE.
See "Other Information".

The following information supersedes any contrary information contained in the section of the Fund's Prospectus entitled "PROSPECTUS SUMMARY - PORTFOLIO HIGHLIGHTS - Purchases and Redemptions":

The minimum initial investment is $20,000,000. The Adviser reserves the right to waive this minimum initial investment limitation. There is no minimum subsequent investment. See "How To Invest In The Portfolio" and "How To Redeem Shares Of The Portfolio".